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                                                                    EXHIBIT 1.1


                                  AMRESCO, INC.


                                  COMMON STOCK

                             ----------------------

                             UNDERWRITING AGREEMENT

                             ----------------------




                                        November 13, 1996

THE ROBINSON-HUMPHREY COMPANY, INC.
PIPER JAFFRAY INC.
RAYMOND JAMES & ASSOCIATES, INC.
MONTGOMERY SECURITIES
J.C. BRADFORD & CO.
MORGAN KEEGAN & COMPANY, INC.

  As representatives of the several
  Underwriters named in Schedule I hereto, c/o The Robinson-Humphrey Company, Inc.
3333 Peachtree Road, N.E.
Atlanta, Georgia 30326

Dear Sirs:

     AMRESCO, INC., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of 1,828,148 shares of common stock, par value $.05 per share (the "Common Stock"), of the Company (the "Company Firm Shares"), and certain stockholders of the Company named in
Schedule II hereto (the "Individual Selling Shareholders") and Schedule III hereto (the "Corporate Selling Shareholders") (the Individual Selling Shareholders and the Corporate Selling Shareholders are referred to herein collectively as the "Selling Shareholders") propose, subject to the terms and conditions stated herein, to sell to the Underwriters an aggregate of 5,931,852 shares of Common Stock in the respective amounts set forth opposite their names in Schedule II and Schedule III hereto (such shares together with the Company Firm Shares, the "Firm Shares") and, at the election of the Underwriters, subject to the terms and conditions stated herein, the Company proposes to sell to the Underwriters (for the sole purpose of covering over-allotments in connection with the sale of the Firm Shares) an aggregate of up to 1,164,000 additional shares of Common Stock (the "Optional Shares") (the Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 2 hereof are collectively called the "Shares"). In your capacity as representatives of the several Underwriters, you are referred to herein as the "Representatives."

     1. (a)     REPRESENTATIONS AND WARRANTIES OF THE COMPANY.  The Company
represents and warrants to, and agrees with, each of the Underwriters (and, with respect to paragraph (xxii) below, to and with each of the Selling Shareholders) that:

          (i) A registration statement on Form S-3 (File No. 333-13823) with respect to the Shares, including a prospectus subject to completion, has been filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), and one or more amendments to such registration statement has been so filed. After the execution of this Agreement, the Company will file with the Commission either (A) if such registration statement, as it may have been amended, has become effective under the Act and information has been omitted therefrom in accordance with Rule 430A under the Act,


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        a prospectus in the form most recently included in an amendment to such registration statement with such changes or insertions as are required by Rule 430A or permitted by Rule 424(b) under the Act and as have been provided to and approved by the Representatives, or (B) if such registration statement, as amended, has not become effective under the Act, an amendment to such registration statement, including a form of prospectus, a copy of which amendment has been provided to and approved by the Representatives prior to the execution of this Agreement. As used in this Agreement, the term "Registration Statement" means such registration statement, as amended at the time when it was or is declared effective, including (i) all financial statements, schedules and exhibits thereto, (ii) all documents incorporated by reference therein filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (iii) any information omitted therefrom pursuant to Rule 430A under the Act and included in the Prospectus (as hereinafter defined); the term "Preliminary Prospectus" means each prospectus subject to completion included in such registration statement or any amendment or post-effective amendment thereto (including the prospectus subject to completion, if any, included in the Registration Statement at the time it was or is declared effective), including all documents incorporated by reference therein filed under the Exchange Act; and the term "Prospectus" means the prospectus first filed with the Commission pursuant to Rule 424(b) under the Act or, if no prospectus is required to be so filed, such term means the prospectus included in the Registration Statement, in either case including all documents incorporated by reference therein filed under the Exchange Act. Any reference in this Agreement to an "amendment or supplement" to any Preliminary Prospectus or the Prospectus or an "amendment" to any registration statement (including the Registration Statement) shall be deemed to include any document incorporated by reference therein and filed with the Commission under the Exchange Act after the date of such Preliminary Prospectus, Prospectus or Registration Statement, as the case may be. As used herein, any reference to any statement or information as being "made", "included", "contained", "disclosed", or "set forth" in any Preliminary Prospectus, a Prospectus or any amendment or supplement thereto, or the Registration Statement or any amendment thereto (or other similar references) shall refer both to information and statements actually appearing in such document as well as information and statements incorporated by reference therein.

          (ii) No order preventing or suspending the use of any Preliminary Prospectus has been issued and no proceeding for that purpose has been instituted or overtly threatened by the Commission or the securities authority of any state or other jurisdiction in which the Shares are to be offered or sold. If the Registration Statement has become effective under the Act, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceeding for that purpose has been instituted or overtly threatened or, to the Company's knowledge, contemplated by the Commission or the securities authority of any state or other jurisdiction in which the Shares are to be offered or sold.

          (iii) When any Preliminary Prospectus and any amendment or supplement thereto was filed with the Commission it (A) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder, and (B) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement or any amendment thereto was or is declared effective, and at each Time of Delivery (as hereinafter defined), it (A) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder, and (B) did not or will not include any untrue statement of a material


                                     -2-

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        fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. When the Prospectus or any amendment or supplement thereto is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective) and at each Time of Delivery, the Prospectus, as amended or supplemented at any such time, (A) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder, and (B) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (iii) do not apply to statements or omissions made in any Preliminary Prospectus and any amendment or supplement thereto, the Registration Statement or any amendment thereto, or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein.

          (iv) The descriptions in the Registration Statement and the Prospectus of statutes, legal and governmental proceedings or contracts and other documents are accurate and fairly present in all material respects the information required to be shown; and there are no statutes or legal or governmental proceedings required to be described in the Registration Statement or the Prospectus that are not described as required and there are no contracts or documents of a character that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described and filed as required.

          (v) The documents or information incorporated by reference in the Prospectus, when such documents or the documents from which such information was incorporated, including any amendments to such documents, were filed with the Commission, conformed in all materials respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and none of such documents or information contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and any further documents so filed and incorporated by reference in the Prospectus, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (vi) Each of the Company and its material subsidiaries (which consist of AMRESCO Residential Mortgage Corporation, Holliday Fenoglio, Inc., AMRESCO Management, Inc., AMRESCO Residential Credit Corporation, AMRESCO Capital Corporation, AMRESCO Residential Securities Corporation and AMRESCO Principal Managers I, Inc. (the "Material Subsidiaries")) has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, and has full corporate power and authority to own or lease its properties and conduct its business as described in the Prospectus. The Company has full corporate power and authority to enter into this Agreement and to perform its obligations hereunder. Each of the Company and its subsidiaries is duly qualified to transact business as a foreign corporation and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such


                                     -3-

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        qualification, except where the failure to so qualify would not have a material adverse effect on the financial position, results of operations or business of the Company and its subsidiaries taken as a whole.

          (vii) The Company's authorized, issued and outstanding capital stock is as disclosed in the Prospectus. All of the issued shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description of the Common Stock contained in the Prospectus. None of the issued shares of capital stock of the Company or its predecessors or any of its subsidiaries has been issued or is owned or held in violation of any preemptive rights of shareholders, and no person or entity (including any holder of outstanding shares of capital stock of the Company or its subsidiaries) has any preemptive or other rights to subscribe for any of the Shares.

          (viii) All of the issued shares of capital stock of each of the Company's subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and, except as otherwise noted in the Registration Statement or the Prospectus, are owned, directly or indirectly, beneficially by the Company free and clear of all liens, security interests, pledges, charges, encumbrances, defects, shareholders' agreements, voting trusts, equities or claims of any nature whatsoever.

          (ix)   Except as disclosed in the Prospectus, there are no outstanding
        (A) securities or obligations of the Company or any of its subsidiaries convertible into or exchangeable for any capital stock of the Company or any such subsidiary, (B) warrants, rights or options to subscribe for or purchase from the Company or any such subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or (C) obligations of the Company or any such subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

          (x) Since the date of the most recent audited financial statements included in the Prospectus, neither the Company nor any of its subsidiaries has sustained any material loss or interference with its business, which loss or interference was material to the Company and its subsidiaries taken as a whole, from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as disclosed in or contemplated by the Prospectus.

          (xi) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, (A) neither the Company nor any of its subsidiaries has incurred any liabilities or obligations, direct or contingent, or entered into any transactions, not in the ordinary course of business, that are material to the Company and its subsidiaries taken as a whole, (B) the Company has not purchased any of its outstanding capital stock or declared, paid or otherwise made any dividend or distribution of any kind on its capital stock, (C) there has not been any change in the capital stock (except as a result of shares issued upon exercise of stock options pursuant to existing stock option plans of the Company and its subsidiaries and upon conversion of the Company's 8% Convertible Subordinated Debentures due 2005), long-term debt or, otherwise than in the ordinary course of business consistent with past practice, short-term debt of the Company or any of its subsidiaries, and (D) there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the financial position, results of operations or business of the Company and its subsidiaries taken as a whole, in each case other than as disclosed in or contemplated by the Prospectus.


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          (xii)  The Shares to be issued and sold by the Company have been duly authorized and, when issued and delivered against payment therefor as provided herein, will be validly issued and fully paid and nonassessable and will conform to the description of the Common Stock contained in the Prospectus; and the certificates evidencing the Shares will comply with all applicable requirements of Delaware law.

          (xiii) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement (or any such right has been effectively waived) or any securities being registered pursuant to any other registration statement filed by the Company under the Act.

          (xiv) All offers and sales of the Company's capital stock prior to the date hereof were at all relevant times duly registered under the Act or exempt from the registration requirements of the Act and were duly registered or the subject of an available exemption from the registration requirements of the applicable state securities or blue sky laws.

          (xv) Neither the Company nor any of its subsidiaries is, and no event has occurred that with the giving of notice or passage of time or both would cause the Company or any of its subsidiaries to be, (A) in violation of its Articles or Certificate of Incorporation or Bylaws or
        (B) in default under any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or to which any of their respective properties or assets are subject and which in the case of clause (B) of this sentence is material to the Company and its subsidiaries taken as a whole.

          (xvi) The issue and sale of the Shares to be issued and sold by the Company and the performance of this Agreement and the consummation of the transactions herein contemplated (A) will not conflict with, or (with or without the giving of notice or the passage of time or both) result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease or other material agreement or instrument to which the Company or any of its subsidiaries is a party or to which any of their respective properties or assets is subject and in the case of this clause (A), which is material to the Company and its subsidiaries taken as a whole, nor (B) will such action conflict with or violate any provision of the Articles or Certificate of Incorporation or Bylaws of the Company or any of its subsidiaries or any statute, rule or regulation or any order, judgment or decree of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets.

          (xvii) The Company and its subsidiaries have good and marketable title in fee simple to all real property, if any, and good title to all personal property owned by them, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and defects, except such as are disclosed in the Prospectus or such as do not materially and adversely affect the value of those properties which individually or in the aggregate are material to the Company and its subsidiaries taken as a whole and do not interfere with the use made or proposed to be made of such property by the Company or any one of its subsidiaries, as the case may be; and any real property and buildings held under lease by the Company or any of its subsidiaries are held under valid, subsisting and enforceable leases, with such exceptions as are disclosed in the Prospectus or are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company or such subsidiary.


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          (xviii) No consent, approval, authorization, order or declaration of or from, or registration, qualification or filing with, any court or governmental agency or body is required for the sale of the Shares or the consummation of the transactions contemplated by this Agreement, except the registration of the Shares under the Act (which, if the Registration Statement is not effective as of the time of execution hereof, shall be obtained as provided in this Agreement) and such as may be required under state securities or blue sky laws in connection with the offer, sale and distribution of the Shares by the Underwriters.

          (xix) There is no litigation, arbitration, claim, proceeding (formal or informal) or investigation pending or overtly threatened (or any basis therefor) (A) in which the Company or any of its subsidiaries is a party or (B) of which any of their respective properties or assets are the subject which, in the case of clauses (A) and (B) of this sentence, if determined adversely to the Company or any such subsidiary, could reasonably be expected to have, individually or in the aggregate, a material adverse effect on the financial position, results of operations or business of the Company and its subsidiaries, taken as a whole. Neither the Company nor any of its subsidiaries is in violation of, or in default with respect to, any statute, rule, regulation, order, judgment or decree, except as do not and will not individually or in the aggregate have a material adverse effect on the financial position, results of operations or business of the Company and its subsidiaries, taken as a whole, and neither the Company nor any of its subsidiaries is required to take any action in order to avoid any such violation or default.

          (xx) Deloitte & Touche LLP, who have certified certain financial statements of the Company and its consolidated subsidiaries, are and were during the periods covered by their reports included in the Registration Statement and the Prospectus, independent public accountants as required by the Act and the Exchange Act and the respective rules and regulations of the Commission thereunder.

          (xxi) The consolidated financial statements and schedules (including the related notes) of the Company and its consolidated subsidiaries and predecessor and acquired businesses included in the Registration Statement, the Prospectus or any Preliminary Prospectus were prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise stated therein) and fairly present the financial position and results of operations of the Company and its subsidiaries or its predecessor or acquired businesses, as the case may be, at the dates and for the periods presented. The other financial and statistical information and data included in the Registration Statement, the Prospectus or any Preliminary Prospectus set forth under the captions "Summary Historical Financial and Other Data" and "Summary" in the Prospectus are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

          (xxii) This Agreement has been duly authorized, executed and delivered by the Company and constitutes the valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws relating to or affecting the enforcement of creditors' rights generally and to general equitable principles.

          (xxiii) Neither the Company nor any of its officers, directors or affiliates has (A) taken, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any

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        security of the Company to facilitate the sale or resale of the Shares, or (B) since the filing of the Registration Statement, sold, or paid anyone any compensation for soliciting purchases of, the Shares.

          (xxiv) The Company has obtained for the benefit of the Company and the Underwriters from each of its directors, executive officers and certain of the Selling Shareholders a written agreement that for a period of 120 days from the date of the Prospectus such director, executive officer or Selling Shareholder will not, without the written consent of the Representatives, offer, pledge, sell, contract to sell, grant any option for the sale of, or otherwise dispose of (or announce any offer, pledge, sale, grant of an option to purchase or other disposition), directly or indirectly, any shares of Common Stock or securities convertible into, or exercisable or exchangeable for, shares of Common Stock except pursuant to bona fide gifts to persons who agree in writing to be bound by the terms of such agreement or pursuant to the laws of descent and distribution.

          (xxv) Neither the Company nor any of its subsidiaries, nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any such subsidiary has, directly or indirectly: used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

          (xxvi) To the Company's knowledge, the operations of the Company and its subsidiaries with respect to any real property currently leased or owned or by any means controlled by the Company or any subsidiary (the "Real Property") are in compliance with all federal, state, and local laws, ordinances, rules, and regulations relating to occupational health and safety and the environment (collectively, "Laws"), except where the failure to so comply would not have a material adverse effect on the Company's and its subsidiaries' business or results of operations taken as a whole, and the Company and its subsidiaries have all licenses, permits and authorizations necessary to operate under all Laws and are in compliance with all terms and conditions of such licenses, permits and authorizations, except where such failure would not have a material adverse effect on the Company's and its subsidiaries' business or results of operations taken as a whole; neither the Company nor any subsidiary has authorized, conducted or has knowledge of the generation, transportation, storage, use, treatment, disposal or release of any hazardous substance, hazardous waste, hazardous material, hazardous constituent, toxic substance, pollutant, contaminant, petroleum product, natural gas, liquefied gas or synthetic gas defined or regulated under any environmental law on, in or under any Real Property in violation of any Laws except where such violation would not have a material adverse effect on the Company's and its subsidiaries' business or results of operations taken as a whole; and there is no material pending or threatened claim, litigation or any administrative agency proceeding, nor has the Company or any subsidiary received any written or oral notice from any governmental entity or third party that: (A) alleges a violation of any Laws by the Company or any subsidiary; (B) alleges the Company or any subsidiary is a liable party under the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. Section 9601 ET SEQ. or any state superfund law; (C) alleges possible contamination of the environment by the Company or any subsidiary; or (D) alleges possible contamination of the Real Property, except as to each of the above, for any violations, liability or contamination that would not have a material adverse effect on the Company's and its subsidiaries' business or results of operations taken as a whole.

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          (xxvii)   The Company and its subsidiaries own or have the right to
        use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, franchises, trade secrets, proprietary or other confidential information and intangible properties and assets (collectively, "Intangibles") necessary to their respective businesses as presently conducted or as the Prospectus indicates the Company or such subsidiary proposes to conduct; to the Company's knowledge, neither the Company nor any subsidiary has infringed or is infringing, and neither the Company nor any subsidiary has received notice of infringement with respect to, asserted Intangibles of others; and, to the Company's knowledge, there is no infringement by others of Intangibles of the Company or any of its subsidiaries which would have a material adverse effect on the Company and its subsidiaries taken as a whole.

          (xxviii) The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged by similarly-situated companies; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a comparable cost, except as disclosed in the Prospectus.

          (xxix) Each of the Company and its subsidiaries makes and keeps accurate books, records and accounts, which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of its assets and maintains a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management's general and specific authorization, (B) transactions are recorded as necessary to permit preparation of the Company's consolidated financial statements in accordance with generally accepted accounting principles and to maintain accountability for the assets of the Company, (C) access to the assets of the Company and each of its subsidiaries is permitted only in accordance with management's general and specific authorization, and (D) the recorded accountability for assets of the Company and each of its subsidiaries is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (xxx) No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distributions on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary or from transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company, except as disclosed in the Prospectus.

          (xxxi) The Company and its subsidiaries have filed all foreign, federal, state and local tax returns that are required to be filed by them and, other than taxes the Company or its subsidiaries are contesting, have paid all taxes shown as due on such returns as well as all other taxes, assessments and governmental charges that are due and payable; and no deficiency with respect to any such return has been assessed or proposed.

          (xxxii)   The Company is not, will not become as a result of the
        transactions contemplated hereby, and does not intend to conduct its business in a manner that would cause it to become, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940.

          (xxxiii) The Common Stock is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and is qualified as a Nasdaq National Market security of The Nasdaq Stock Market, Inc. The Company has taken no action designed

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        to terminate, or likely to have the effect of terminating, the registration of the Common Stock under the Exchange Act or qualification of the Common Stock on the Nasdaq National Market, nor has the Company received any notification that the Commission or the NASD is contemplating terminating such registration or qualification.

          (xxxiv)   The conditions for use of a Registration Statement on Form
        S-3 set forth in the General Instructions to Form S-3 have been satisfied with respect to the Company and the transactions contemplated by this Agreement and the Registration Statement.

        (b) REPRESENTATIONS AND WARRANTIES OF THE SELLING SHAREHOLDERS.
Each Selling Shareholder, severally and not jointly, and subject to the fulfillment by CGW Southeast Partners I, L.P. ("CGWI") and CGW Southeast Partners II, L.P. ("CGWII") of their obligations under that certain Letter Agreement dated October 31, 1996 relating to the distribution of shares of Common Stock from CGWI and CGWII to the Selling Shareholders, represents and warrants to, and agrees with, each of the several Underwriters, the Company and each other that:

          (i) Such Selling Shareholder has full right, power (corporate and other) and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement (as hereinafter defined) and to sell, assign, transfer and deliver to the Underwriters the Shares to be sold by such Selling Shareholder hereunder; and the execution and delivery of this Agreement, the Power of Attorney and the Custody Agreement have been duly authorized by all necessary action of such Selling Shareholder.

          (ii) Such Selling Shareholder has duly executed and delivered this Agreement, the Power of Attorney and the Custody Agreement, and each constitutes the valid and binding agreement of such Selling Shareholder enforceable against such Selling Shareholder in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws relating to or affecting the enforcement of creditors' rights generally and to general equitable principles.

          (iii) No consent, approval, authorization, order or declaration of or from, or registration, qualification or filing with, any court or governmental agency or body is required for the sale of the Shares to be sold by such Selling Shareholder or the consummation of the transactions contemplated by this Agreement, the Power of Attorney or the Custody Agreement, except the registration of such Shares under the Act (which, if the Registration Statement is not effective as of the time of execution hereof, shall be obtained as provided in this Agreement) and such as may be required under state securities or blue sky laws in connection with the offer, sale and distribution of such Shares by the Underwriters, which, if such consent, approval, authorization, order or declaration were not obtained, would materially affect the ability of such Selling Shareholder to consummate the transactions contemplated by this Agreement, the Power of Attorney or the Custody Agreement.

          (iv) The sale of the Shares to be sold by such Selling Shareholder and the performance of this Agreement, the Power of Attorney and the Custody Agreement and the consummation of the transactions herein and therein contemplated will not conflict with, or (with or without the giving of notice or the passage of time or both) result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which such Selling Shareholder is a party or to which any of such Selling Shareholder's respective properties or assets is subject, which breach, violation or default would have a material adverse impact on the ability of such Selling Shareholder to consummate the transactions contemplated by this Agreement, the Power of Attorney and the Custody Agreement; nor will such action conflict with or violate any provision of the Articles of Incorporation or Bylaws or other governing instruments (if applicable) of such Selling Shareholder; nor will such action conflict with or violate any statute, rule or regulation or any order, judgment or decree of any court or governmental agency or body having jurisdiction over such Selling Shareholder or any of such Selling Shareholder's properties or assets which conflict or violation would have a material adverse impact on the ability of such Selling Shareholder to consummate the transactions contemplated by this Agreement, the Power of Attorney and the Custody Agreement.

          (v) Such Selling Shareholder has, and immediately prior to each Time of Delivery (as hereinafter defined), such Selling Shareholder will have, good and valid title to the Shares to be sold by such Selling Shareholder hereunder, free and clear of all liens, security interests, pledges, charges, encumbrances, defects, shareholders' agreements, voting trusts, equities or claims of any nature whatsoever; and, upon delivery of such Shares against payment therefor as provided herein, good and valid title to such Shares, free and clear of all liens, security interests, pledges, charges, encumbrances, defects, shareholders' agreements, voting trusts, equities or claims of any nature whatsoever, will pass to the several Underwriters.

          (vi) Neither such Selling Shareholder nor any of such Selling Shareholder's officers, directors or affiliates has (A) taken, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares, or (B) since the filing of the Registration Statement (1) sold, bid for, purchased or paid anyone any compensation for soliciting purchases of, the Shares or (2) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

          (vii) All information furnished in writing by or on behalf of such Selling Shareholder and contained under the caption "Selling Stockholders" in the Registration Statement and Prospectus (A) is currently, (B) was at the time of the filing of any Prospectus with the Commission, (C) was at the time the Registration Statement was declared effective by the Commission, and (D) will be at closing, correct and complete (other than the name of the Trustee of the Delta Master Trust which was incorrectly designated as Citibank N.A., rather than Citibank F.S.B. and other than the number of shares shown as beneficially owned before and after the offering by Palmer & Cay/Carswell, Inc., which was understated by 2,313 shares) and does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make such information not misleading.

        (c) REPRESENTATIONS AND WARRANTIES OF INSIDE SHAREHOLDERS. Each of Messrs. Richard L. Cravey, William S. Green, Edwin A. Wahlen, Jr., William A. Davies and Bart A. McLean (collectively, the "Inside Shareholders"), severally and not jointly, represents and warrants to, and agrees with each of the several Underwriters and the Company (and, with respect to paragraph 1(a)(xxii) above, to and with each of the Selling Shareholders), that such Inside Shareholder, without undertaking any independent investigation, is not aware that any of the representations or warranties set forth in Section 1(a) above is untrue or inaccurate in any material respect. Such Inside Shareholder has also reviewed the Preliminary Prospectus, the Registration Statement and the Prospectus and with respect to such documents, has no knowledge of any untrue statement of a material fact or omission of any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.


     In order to document the Underwriters' compliance with the reporting and withholding provisions of the Internal Revenue Code of 1986, as amended, with respect to the transactions herein contemplated, each of the Selling Shareholders agrees to deliver to you prior to or at each Time of Delivery (as hereinafter defined) a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

     Each of the Selling Shareholders represents and warrants that certificates in negotiable form representing all of the Shares to be sold by such Selling Shareholder hereunder have been placed in custody under a Custody Agreement, in the form heretofore furnished to and approved by you, duly executed and delivered by such Selling Shareholder to SunTrust Bank, as custodian (the "Custodian"), and that such Selling Shareholder has duly executed and delivered a Power of Attorney, in the form heretofore furnished to and approved by you, appointing the persons indicated in Schedule II or Schedule III hereto, as the case may be, as such Selling Shareholder's attorneys-in-fact (the "Attorneys-in-Fact") with authority to execute and deliver this Agreement on behalf of such Selling Shareholder, to determine the purchase price to be paid by the Underwriters to the Selling Shareholders as provided in Section 2 hereof, to authorize the delivery of the Shares to be sold by such Selling Shareholder hereunder, and otherwise to act on behalf of such Selling Shareholder in connection with the transactions contemplated by this Agreement and the Custody Agreement.

     Each of the Selling Shareholders specifically agrees that the Shares represented by the certificates held in custody for such Selling Shareholder under the Custody Agreement are subject to the interests of the Underwriters hereunder, and that the arrangements made by such Selling Shareholder for such custody, and the appointment by such Selling Shareholder of the Attorneys-in-Fact by the Power of Attorney, are irrevocable. Each of the Selling Shareholders specifically agrees that the obligations of the Selling Shareholders hereunder shall not be terminated by operation of law, whether by the death or incapacity of any individual Selling Shareholder or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership or corporation, by the dissolution of such partnership or corporation, or by the occurrence of any other event.

     2. PURCHASE AND SALE OF SHARES. Subject to the terms and conditions herein set forth, (a) the Company and each Selling Shareholder agree, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and each Selling Shareholder, at a purchase price of $20.35 per share, the number of Firm Shares (to be adjusted by the Representatives so as to eliminate fractional shares) determined by multiplying the aggregate number of (i) Company Firm Shares to be sold by the Company and (ii) the number of Firm Shares to be sold by the Selling Shareholders as set forth opposite their respective names in
Schedule II and Schedule III hereto by a fraction, the numerator of which is the aggregate number of Firm Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto, and the denominator of which is the aggregate number of Firm Shares to be purchased by the Underwriters from the Company and the Selling Shareholders hereunder, and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the purchase price per share set forth in clause (a) of this Section 2, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by the Representatives so as to eliminate fractional shares) determined by multiplying such number of Optional Shares to be sold by the Company by a fraction, the numerator of which is the maximum number of Optional Shares that such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of the Optional Shares that all of the Underwriters are entitled to purchase hereunder.

     The Company hereby grants to the Underwriters the right to purchase at their election in whole or in part from time to time up to an aggregate of 1,164,000 Optional Shares, at the purchase price per share set forth in clause
(a) in the paragraph above, for the sole purpose of covering over-allotments in the sale of Firm Shares. Any such election to purchase Optional Shares may be exercised by written notice from the

Representatives to the Company, given from time to time within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as hereinafter defined) or, unless the Representatives and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice. In the event you elect to purchase all or a portion of the Optional Shares, the Company agrees to furnish or cause to be furnished to you the certificates, letters and opinions, and to satisfy all applicable conditions, set forth in Section 7 hereof at each Subsequent Time of Delivery (as hereinafter defined).

     3. OFFERING BY THE UNDERWRITERS. Upon the authorization by the Representatives of the release of the Shares, the several Underwriters propose to offer the Shares for sale upon the terms and conditions disclosed in the Prospectus.

     4. DELIVERY OF SHARES; CLOSING. Certificates in definitive form for the Shares to be purchased by each Underwriter hereunder, and in such denominations and registered in such names as The Robinson-Humphrey Company, Inc. may request upon at least 48 hours' prior notice to the Company shall be delivered by or on behalf of the Company and the Selling Shareholders to the Representatives for the account of such Underwriter, against payment by such Underwriter on its behalf of the purchase price therefor, by wire transfer to accounts designated by the Company and each of the Selling Shareholders in immediately available funds. The closing of the sale and purchase of the Shares shall be held at the offices of Smith, Gambrell & Russell, LLP, 3343 Peachtree Road, N.E., Atlanta, Georgia 30326, except that physical delivery of such certificates shall be made at the office of The Depository Trust Company, 55 Water Street, New York, New York 10041. The time and date of such delivery and payment shall be, with respect to the Firm Shares, at 10:00 a.m., Atlanta time, on the third (or, if the Shares are priced, as contemplated by Rule 15c6-1(c), promulgated pursuant to the Exchange Act, after 4:30 p.m. Washington, D.C. time, the fourth) full business day after this Agreement is executed or at such other time and date as the Representatives, the Company and the Attorneys-in-Fact, on behalf of the Selling Shareholders, may agree upon in writing, and, with respect to the Optional Shares, at 10:00 a.m., Atlanta time, on the date specified by the Representatives in the written notice given by the Representatives of the Underwriters' election to purchase all or part of such Optional Shares, or at such other time and date as the Representatives and the Company may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery," such time and date for delivery of any Optional Shares, if not the First Time of Delivery, is herein called a "Subsequent Time of Delivery," and each such time and date for delivery is herein called a "Time of Delivery." The Company will make such certificates available for checking and packaging at least 24 hours prior to each Time of Delivery at the office of The Depository Trust Company, 55 Water Street, New York, New York 10041 or at such other location in New York, New York specified by the Representatives in writing at least 48 hours prior to such Time of Delivery.

     5. (a) COVENANTS OF THE COMPANY. The Company covenants and agrees with each of the Underwriters:

            (i) If the Registration Statement has been declared effective prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with Rule 424(b)(1) (or, if applicable and if consented to by the Representatives, Rule 424(b)(4)) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the fifteenth business day after the date on which the Registration Statement is declared effective. The Company will advise you promptly of any such filing pursuant to Rule 424(b).

          (ii) The Company will not file with the Commission the Prospectus or the amendment referred to in the second sentence of Section l(a)(i) hereof, any amendment or supplement to the

     Prospectus or any amendment to the Registration Statement unless the Representatives have received a reasonable period of time to review any such proposed amendment or supplement and consented to the filing thereof and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective as promptly as possible. Upon the reasonable request of the Representatives or counsel for the Underwriters, the Company will promptly prepare and file with the Commission, in accordance with the rules and regulations of the Commission, any amendments to the Registration Statement or amendments or supplements to the Prospectus that may be necessary or advisable in connection with the distribution of the Shares by the several Underwriters and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective as promptly as possible. If required, the Company will file any amendment or supplement to the Prospectus with the Commission in the manner and within the time period required by Rule 424(b) under the Act. The Company will advise the Representatives, promptly after receiving notice thereof, of the time when the Registration Statement or any amendment thereto has been filed or declared effective or the Prospectus or any amendment or supplement thereto has been filed and will provide evidence to the Representatives of each such filing or effectiveness.

          (iii) The Company will advise the Representatives promptly after receiving notice or obtaining knowledge of (A) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any part thereof or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, (B) the suspension of the qualification of the Shares for offer or sale in any jurisdiction or of the initiation or threatening of any proceeding for any such purpose, or (C) any request made by the Commission or any securities authority of any other jurisdiction for amending the Registration Statement, for amending or supplementing the Prospectus or for additional information. The Company will use its best efforts to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the withdrawal thereof as promptly as possible.

          (iv) If the delivery of a Prospectus relating to the Shares is required under the Act at any time prior to the expiration of nine months after the date of the Prospectus and if at such time any events have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or if for any reason it is necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus to comply with the Act or the Exchange Act or the respective rules and regulations thereunder, the Company will promptly notify the Representatives and upon the request of the Representatives (but at the Company's expense) prepare and file with the Commission an amendment or supplement to the Prospectus or any such incorporated document that corrects such statement or omission or effects such compliance and will furnish without charge to each Underwriter and to any dealer in securities as many copies of such amended or supplemented Prospectus as you may from time to time reasonably request. If the delivery of a prospectus relating to the Shares is required under the Act at any time nine months or more after the date of the Prospectus, upon request of the Representatives but at the expense of such Underwriter, the Company will prepare and deliver to such Underwriter as many copies as the Representatives may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act. Without limiting the application of this sentence, the Company will use its best efforts to, not later than (A) 6:00 p.m., New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 12:00 Noon, New York City time, on such date or (B) 6:00 p.m., New York City time, on the business day following the date of determination of the public offering price, if such determination occurred after 12:00 Noon, New York City time, on such date, deliver to the Representatives, without charge, as many copies of the Prospectus and any amendment or supplement thereto as the

     Representatives may reasonably request for purposes of confirming orders that are expected to settle on the First Time of Delivery. Neither the Representatives' consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 7.

          (v) The Company promptly from time to time will take such action as the Representatives may reasonably request to qualify the Shares for offering and sale under the securities or blue sky laws of such jurisdictions as the Representatives may request and will continue such qualifications in effect for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

          (vi) The Company will promptly provide the Representatives, without charge, (A) two manually executed copies of the Registration Statement as originally filed with the Commission and of each amendment thereto, including all documents or information incorporated by reference therein,
     (B) for each other Underwriter a conformed copy of the Registration Statement and of each amendment thereto, without exhibits but including all documents or information incorporated by reference therein, and (C) so long as a prospectus relating to the Shares is required to be delivered under Act, as many copies of each Preliminary Prospectus or the Prospectus or any amendment or supplement thereto as the Representatives may reasonably request.

          (vii) As soon as practicable, but in any event not later than the last day of the fifteenth month after the effective date of the Registration Statement, the Company will make generally available to its security holders an earnings statement of the Company and its subsidiaries, if any, covering a period of at least 12 months beginning after the effective date of the Registration Statement (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations thereunder.

          (viii) During the period beginning from the date hereof and continuing to and including the date 120 days after the date of the Prospectus, the Company will not, without the prior written consent of the Representatives, offer, pledge, issue, sell, contract to sell, grant any option for the sale of, or otherwise dispose of (or announce any offer, pledge, sale, grant of an option to purchase or other disposition), directly or indirectly, any shares of Common Stock or securities convertible into, exercisable or exchangeable for, shares of Common Stock, except as provided in Section 2, except for (A) the grant of stock options and restricted stock under existing stock option and restricted stock plans of the Company, (B) the issuance of Common Stock upon the exercise of stock options or warrants outstanding on the date of this Agreement to the extent that such stock options or warrants are disclosed in the Prospectus and (C) except pursuant to the conversion of the Company's 8% Convertible Subordinated Debentures due 2005 as disclosed in the Prospectus.

          (ix) During a period of five years from the effective date of the Registration Statement, the Company will furnish to the Representatives and, upon request, to each of the other Underwriters, without charge, (A) copies of all reports or other communications (financial or other) furnished to shareholders, and (B) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange.

          (x) Prior to the termination of the underwriting syndicate contemplated by this Agreement, the Company will not, and will use its best efforts to cause its officers, directors or affiliates not to (A) take, directly or indirectly, any action designed to cause or to result in, or that might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Shares or, (B) sell, or pay anyone any compensation for soliciting purchases of, the Shares.

          (xi) The Company will apply the net proceeds from the offering in the manner set forth under "Use of Proceeds" in the Prospectus.

          (xii) The Company will use its best efforts to cause the Shares to be listed on the Nasdaq National Market at each Time of Delivery and will use its best efforts to cause the Shares to be so listed for at least one year from the date hereof.

          (xiii) The Company will file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering, sale and distribution of the Shares.

        (b) COVENANTS OF THE SELLING SHAREHOLDERS. Each Selling Shareholder covenants and agrees with each of the Underwriters:

          (i) During the period beginning from the date hereof and continuing to and including the date 120 days after the date of the Prospectus, such Selling Shareholder will not, without the prior written consent of the Representatives, offer, pledge, sell, contract to sell, grant any option for the sale of, or otherwise dispose of (or announce any offer, pledge, sale, grant of an option to purchase or other disposition), directly or indirectly, any shares of Common Stock (except with respect to shares of Common Stock under the discretion and control of any investment manager within the meaning of Section 3(38) of the Employee Retirement Income Security Act of 1974, as amended) or securities convertible into, exercisable or exchangeable for, shares of Common Stock, except as provided in Section 2 and except pursuant to bona fide gifts to persons who agree in writing to be bound by the terms of this covenant or pursuant to the laws of descent and distribution.

          (ii) Neither such Selling Shareholder (nor any of its officers, directors or affiliates) will (A) take, directly or indirectly, prior to the termination of the underwriting syndicate contemplated by this Agreement, any action designed to cause or to result in, or that might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Shares, (B) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of, the Shares, or (C) pay to or agree to pay any person any compensation for soliciting another to purchase any other securities of the Company.

     6. EXPENSES. The Company and each of the Selling Shareholders will pay all costs and expenses incident to the performance of their respective obligations under this Agreement in such proportions as they agree among themselves, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated pursuant to Section 10 hereof, including, without limitation, all costs and expenses incident to (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and, if applicable, filing of the Registration Statement (including all amendments thereto), any Preliminary Prospectus, the Prospectus and any amendments and supplements thereto, this Agreement and any blue sky memoranda; (ii) the delivery of copies of the foregoing documents to the Underwriters; (iii) the filing fees of the Commission and the National Association of Securities Dealers, Inc. relating to the Shares; (iv) the preparation, issuance and delivery to the Underwriters of any certificates evidencing the Shares, including transfer agent's and registrar's fees; (v) the qualification of the Shares for offering and sale under state securities and blue sky laws, including filing fees and reasonable fees and disbursements of counsel for the Underwriters relating thereto; (vi) any listing of the Shares on the Nasdaq National Market; and (vii) any expenses for travel, lodging and meals incurred by the Company and any of its officers, directors and employees in connection with any meetings with prospective investors in the Shares. It is understood, however, that, except as provided in this Section, Section 8 and
Section 10 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses relating to the offer and sale of the Shares.

     7. CONDITIONS OF THE UNDERWRITERS' OBLIGATIONS. The obligations of the Underwriters hereunder to purchase and pay for the Shares to be delivered at each Time of Delivery shall be subject, in their discretion, to the accuracy of the representations and warranties of the Company and the Selling Shareholders contained herein as of the date hereof and as of such Time of Delivery, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Shareholders of their respective covenants and agreements hereunder, and to the following additional conditions precedent:

          (a) If the registration statement as amended to date has not become effective prior to the execution of this Agreement, such registration statement shall have been declared effective not later than 5:00 p.m., Atlanta time, on the date of this Agreement or such later date and/or time as shall have been consented to by the Representatives in writing. The Prospectus and any amendment or supplement thereto shall have been filed with the Commission Pursuant to Rule 424(b) within the applicable time period prescribed for such filing and in accordance with Section 5(a) of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceedings for that purpose shall have been instituted, overtly threatened or, to the knowledge of the Company and the Representatives, contemplated by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction.

          (b) Smith, Gambrell & Russell, LLP, counsel for the Underwriters, shall have furnished to the Representatives such opinion or opinions, dated such Time of Delivery, with respect to the incorporation of the Company, the validity of the Shares being delivered at such Time of Delivery, the Registration Statement, the Prospectus, and other related matters as you may reasonably request, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

          (c) The Representatives shall have received an opinion, dated such Time of Delivery, of Haynes and Boone, LLP, counsel for the Company, in form and substance satisfactory to the Representatives and their counsel, to the effect that:

               (i) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware and has the corporate power and authority to own or lease its properties and conduct its business as described in the Prospectus. The Company is duly qualified to transact business as a foreign corporation and is in good standing under the laws of each other jurisdiction set forth on a schedule attached to such opinion.

               (ii) Each of the Material Subsidiaries has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to own or lease its properties and conduct its business as described in the Prospectus. Each of the Material Subsidiaries of the Company is duly qualified to transact business as a foreign corporation and is in good standing under the laws of each other jurisdiction set forth on a schedule attached to such opinion

               (iii) The Company's authorized, issued and outstanding capital stock is as disclosed in the Prospectus. All of the issued shares of capital stock of the Company (including the Shares to be sold by the Selling Shareholders) have been duly authorized and validly issued, are fully paid and nonassessable, and conform in all material respects to the description of the Common Stock contained in the Prospectus under the caption "Description of Capital Stock." To such counsel's actual knowledge, none of the issued shares of capital stock of the Company, its predecessors or the Material Subsidiaries has been issued in violation of any preemptive rights of shareholders, and no person or entity (including any holder of outstanding shares of capital stock of the Company) has any preemptive or, to the actual knowledge of such counsel, other rights to subscribe for any of the Shares.

               (iv) All of the shares of capital stock of each of the Material Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable, and, to such counsel's actual knowledge, are owned of record by the Company, directly or indirectly, and the Company has not received notice of any adverse claims, except for security interests in the capital stock of a majority of the Material Subsidiaries granted by the Company pursuant to the Revolving Loan Agreement.

               (v) To such counsel's actual knowledge and except as disclosed in the Prospectus, there are no outstanding (A) securities or obligations of the Company or any of its subsidiaries convertible into or exchangeable for any capital stock of the Company or any such subsidiary, (B) warrants, rights or options to subscribe for or purchase from the Company or any such subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or (C) obligations of the Company or any such subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

               (vi) The Shares to be issued and sold by the Company have been duly authorized and, when issued and delivered to the Underwriters against payment therefor as provided herein, will be validly issued and fully paid and nonassessable and will conform in all material respects to the description of the Common Stock contained in the Prospectus; the form of certificate evidencing the Shares complies with all applicable requirements of the Delaware General Corporation Law; and the Shares to be issued and sold by the Company have been listed on the Nasdaq National Market System.

               (vii) To the actual knowledge of such counsel, except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the Shares registered pursuant to the Registration Statement (or any such right has been effectively waived) or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

               (viii) Each sale by the Company of the Company's capital stock during the period from December 13, 1993 through each Time of Delivery was, at the time of each such sale, issued pursuant to a registration statement effective under the Act or exempt from the registration requirements of the Act.

               (ix) Execution and delivery by the Company of, and performance of its obligations in, this Agreement do not (i) violate the Company's Certificate of Incorporation or Bylaws, (ii) breach, or result in a default under, any instrument which has been filed by the Company as an exhibit to its most recent Annual Report on Form 10-K or any interim Quarterly Report on Form 10-Q, or (iii) breach or otherwise violate applicable provisions of any statutory law or regulation or any order, judgment or decree of any court or governmental agency or body having jurisdiction over the Company or any of its Material Subsidiaries or any of their respective properties and which is known to such counsel, and, as to clauses (ii) and (iii), where any such breach or violation would have a material adverse effect on the financial position of the Company and its subsidiaries, taken as a whole.

               (x) Except for permits and similar authorizations required under the Act and the blue sky laws of certain jurisdictions and for permits and authorizations which have been obtained and registrations which have been effected, no consent, approval, authorization, registration or order of any court or governmental agency or body is required in connection with the sale of the Shares to be issued and sold by the Company.

               (xi) To such counsel's actual knowledge, neither the Company nor any of the Material Subsidiaries is named as a party to any pending or overtly threatened litigation, arbitration, claim or proceeding that is material to the Company and its subsidiaries taken as a whole, except as disclosed on the Company Defensive Litigation/Counterclaim Report for the Third Quarter 1996.

               (xii) This Agreement has been duly authorized, executed and delivered by the Company.

               (xiii) The Registration Statement and the Prospectus and each amendment or supplement thereto (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), as of their respective effective or issue dates, complied as to form in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules and regulations thereunder. The statements contained in the Prospectus under the captions "Quality Acquisition," "Management's Discussion and Analysis of Financial Condition and Results of Operations - Liquidity and Capital Resources" and "Description of Capital Stock," insofar as they purport to summarize the provisions of statutes, legal and governmental proceedings or contracts and other documents, are materially accurate and fairly present in all material respects the information required to be shown.

               (xiv) The Company's reports on Form 10-K, Form 10-Q and Form 8-K incorporated by reference in the Prospectus (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they were filed with the Commission complied as to form in all material respects with the requirements of the Exchange Act, and the rules and regulations of the Commission thereunder.

               (xv) To such counsel's actual knowledge, the conditions for use of Form S-3 have been satisfied with respect to the Registration Statement.

               (xvi) The Registration Statement is effective under the Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to such counsel's actual knowledge, (i) no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and (ii) no proceedings for that purpose have been instituted or threatened or are contemplated by the Commission.

               (xvii) The Company is not, and immediately after the consummation of the Offering in accordance with this Agreement will not be, required to be registered under the Investment Company Act of 1940, as amended, as an "investment company" and, to the actual knowledge of such counsel is not a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     Such counsel shall also state that, although they do not assume any responsibility for, and cannot guarantee the accuracy, completeness or fairness of, the statements contained in the Registration Statement or the Prospectus, on the basis of information developed during the course of the Primary Lawyer Group's (as defined in the Accord (as defined below)) representation of the Company and based upon their participation in the preparation of the Registration Statement, which involved attending conferences with officers of the Company, the Company's accountants and other parties, but otherwise without independent check or verification except as specified, they have no reason to believe that the Registration Statement, or any further amendment thereto made prior to such Time of Delivery, on its effective date and as of such Time of Delivery, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, or any amendment or supplement thereto made prior to such Time of Delivery, as of its issue date and as of such Time of Delivery, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that such counsel need express no belief regarding the financial statements and related schedules and other financial or statistical data or other scheduled data contained or incorporated by reference in the Registration Statement, any amendment thereto, or the Prospectus, or any amendment or supplement thereto).

     In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deem proper, on certificates of responsible officers of the Company and public officials. In addition, such opinion shall state that it is governed by and shall be interpreted in accordance with the Legal Opinion Accord of the ABA Section of Business Law (1991) (the "Accord"), PROVIDED THAT the incorporation in such opinion of the Accord shall not include an incorporation of the exclusion contained in Section 19(a) of the Accord (insofar as such exclusion relates to federal securities laws).

     (d) The Representatives shall have received an opinion, dated such Time of Delivery, of L. Keith Blackwell, General Counsel for the Company, in form and substance satisfactory to the Representatives and their counsel, to the effect that:

          (i) The Company is duly qualified to transact business as a foreign corporation and is in good standing under the laws of each other jurisdiction in which it owns or leases material property, or conducts material business, so as to require such qualification, except where the failure to so qualify would not have a material adverse effect on the financial position of the Company and its subsidiaries, taken as a whole.

          (ii) Each of the subsidiaries of the Company is duly qualified to transact business as a foreign corporation and is in good standing under the laws of each other jurisdiction in which it owns or leases material property, or conducts material business, so as to require such qualification, except where the failure to so qualify would not have a material adverse effect on the financial position of the Company and its subsidiaries, taken as a whole.

          (iii) Each sale of the Company's capital stock during the period from December 13, 1993 through each Time of Delivery was, at the time of each such sale, issued pursuant to a registration statement effective under the Act or exempt from the registration requirements of the Act and applicable state securities or blue sky laws.

          (iv) To such counsel's actual knowledge, neither the Company nor any of the Material Subsidiaries has (A) breached or otherwise violated any existing obligation of the Company under any court order that names the Company as a party, or (B) violated applicable provisions of statutory law or regulation, in either case where any such breach or violation would have a material adverse effect on the financial position of the Company and its subsidiaries, taken as a whole.

          (v) To such counsel's actual knowledge, (A) neither the Company nor any of the Material Subsidiaries has violated its respective Articles or Certificate of Incorporation or Bylaws and (B) neither the Company nor any of the Material Subsidiaries has breached or otherwise violated any existing obligation under any material agreement to which the Company or any of the Material Subsidiaries is a party, in either case where any such breach or violation would have a material adverse effect on the financial position of the Company and its subsidiaries, taken as a whole.

     Such counsel shall also state that during the course of his representation of the Company and based upon his participation in the preparation of the Registration Statement, he has no reason to believe that the Registration Statement, or any further amendment thereto made prior to such Time of Delivery, on its effective date and as of such Time of Delivery, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, or any amendment or supplement thereto made prior to such Time of Delivery, as of its issue date and as of such Time of Delivery, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that such counsel need express no belief regarding the financial statements and related schedules and other financial or statistical data or other scheduled data contained or incorporated by reference in the Registration Statement, any amendment thereto, or the Prospectus, or any amendment or supplement thereto).

        (e) The Representatives shall have received an opinion, dated such Time of Delivery, of Alston & Bird, counsel for the Individual Selling Shareholders in form and substance satisfactory to the Representatives and their counsel, to the effect that:

          (i) Each of the Individual Selling Shareholders has full right, power and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement and to sell, assign, transfer and deliver to the Underwriters the Shares to be sold by such Individual Selling Shareholder hereunder and the execution and delivery of this Agreement, the Power of Attorney and the Custody Agreement have been duly authorized by all necessary action of such Individual Selling Shareholder.

          (ii) This Agreement, a Power of Attorney and a Custody Agreement have been duly executed and delivered by such Individual Selling Shareholder, each of which is enforceable against such Individual Selling Shareholder in accordance with its terms subject, as to enforcement, to applicable bankruptcy, insolvency, fraudulent transfer, reorganization and moratorium laws and other laws relating to or affecting the enforcement of creditors' rights generally and to general equitable principles (except that the right to indemnity and contribution may be limited by federal or state securities laws) (provided that such counsel need express no opinion regarding the irrevocability of the Power of Attorney and Custody Agreement).

          (iii) The sale of the Shares to be sold by such Individual Selling Shareholder at such Time of Delivery and the performance of this Agreement, the Power of Attorney and the Custody Agreement and the consummation of the transactions herein and therein contemplated will not conflict with, or (with or without the giving of notice or the passage of time or both) result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement, lease or other material agreement or instrument known to such counsel to which such Individual Selling Shareholder is a party or to which any of such Individual Selling Shareholder's properties or assets is subject, nor will such action conflict with or violate any provision of the Articles of Incorporation or Bylaws or other governing instruments of such Selling Shareholder or any statute, rule or regulation or any order, judgment or decree of any court or governmental agency or body having jurisdiction over such Individual Selling Shareholder or any of such Individual Selling Shareholder's properties or assets.

          (iv) No consent, approval, authorization, order or declaration of or from, or registration, qualification or filing with, any court or governmental agency or body is required for the issue and sale of the Shares being sold by such Individual Selling Shareholder or the consummation of the transactions contemplated by this Agreement, the Power of Attorney or the Custody Agreement, except the registration of such Shares under the Act and such as may be required under state securities or blue sky laws in connection with the offer, sale and distribution of such Shares by the Underwriters.

          (v) Upon delivery to the Underwriters, good and valid title to the Shares to be sold by such Individual Selling Shareholder hereunder, free and clear of all liens, encumbrances, equities, claims, restrictions, security interests, voting trusts or other defects of title whatsoever, will have been transferred to the Underwriters (whom such counsel may assume to be bona fide purchasers) who have purchased Shares hereunder. To the best of such counsel's knowledge, there are no such liens, encumbrances, equities, claims, restrictions, security interests, voting trusts or other defects of title.

     In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deem proper, on certificates of responsible officers of the Company, the Individual Selling Shareholders and public officials, provided that such counsel shall state that they believe that both the Representative and such counsel are justified in relying on such certificate.

        (f) The Representatives shall have received an opinion, dated such Time of Delivery, of counsel designated for each Corporate Selling Shareholder on Schedule III hereto in form and substance satisfactory to the Representatives and their counsel, with such changes and modifications as shall be mutually acceptable, to the effect that:

          (i) Such Corporate Selling Shareholder has full right, power (corporate and other) and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement and to sell, assign, transfer and deliver to the Underwriters the Shares to be sold by such Corporate Selling Shareholder hereunder and the execution and delivery of this Agreement, the Power of Attorney and the Custody Agreement have been duly authorized by all necessary action of such Corporate Selling Shareholder.

          (ii) This Agreement, a Power of Attorney and a Custody Agreement have been duly executed and delivered by such Corporate Selling Shareholder, each of which is enforceable against such Corporate Selling Shareholder in accordance with its terms subject, as to enforcement, to applicable bankruptcy, insolvency, fraudulent transfer, reorganization and moratorium laws and other laws relating to or affecting the enforcement of creditors' rights generally and to general equitable principles (except that the right to indemnity and contribution may be limited by federal or state securities laws) (provided that such counsel need express no opinion regarding the irrevocability of the Power of Attorney and Custody Agreement).

          (iii) The sale of the Shares to be sold by such Corporate Selling Shareholder at such Time of Delivery and the performance of this Agreement, the Power of Attorney and the Custody Agreement and the consummation of the transactions herein and therein contemplated will not conflict with, or (with or without the giving of notice or the passage of time or both) result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement, lease or other material agreement or instrument known to such counsel to which such Corporate Selling Shareholder is a party or to which any of such Corporate Selling Shareholder's properties or assets is subject, nor will such action conflict with or violate any provision of the Articles of Incorporation or Bylaws or other governing instruments of such Selling Shareholder or any statute, rule or regulation or any order, judgment or decree of any court or governmental agency or body having jurisdiction over such Corporate Selling Shareholder or any of such Corporate Selling Shareholder's properties or assets.

          (iv) No consent, approval, authorization, order or declaration of or from, or registration, qualification or filing with, any court or governmental agency or body is required for the issue and sale of the Shares being sold by such Corporate Selling Shareholder or the consummation of the transactions contemplated by this Agreement, the Power of Attorney or the Custody Agreement, except the registration of such Shares under the Act and such as may be required under state securities or blue sky laws in connection with the offer, sale and distribution of such Shares by the Underwriters.

          (v) Upon delivery to the Underwriters, good and valid title to the Shares to be sold by such Corporate Selling Shareholder hereunder, free and clear of all liens, encumbrances, equities, claims, restrictions, security interests, voting trusts or other defects of title whatsoever, will have been transferred to the Underwriters (whom such counsel may assume to be bona fide purchasers) who have purchased Shares hereunder. To such counsel's knowledge, there are no such liens, encumbrances, equities, claims, restrictions, security interests, voting trusts or other defects of title.

     In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deem proper, on certificates of responsible officers of the Company, the Corporate Selling Shareholders and public officials, provided that such counsel shall state that they believe that both the Representatives and such counsel are justified in relying on such certificate.

        (g) The Representatives shall have received from Deloitte & Touche
LLP letters dated, respectively, the day before the date hereof (or, if the Registration Statement has been declared effective prior to the execution and delivery of this Agreement, dated such effective date and the date of this Agreement) and each Time of Delivery, in form and substance satisfactory to the Representatives, to the effect set forth in Annex I hereto. In the event that the letters referred to in this Section 7(g) set forth any changes, decreases or increases in the items specified in paragraph (v) of Annex I, it shall be a further condition to the obligations of the Underwriters that (i) such letters shall be accompanied by a written explanation by the Company as to the significance thereof, unless the Representatives deem such explanation unnecessary, and (ii) such changes, decreases or increases do not, in the sole judgment of the Representatives, make it impracticable or inadvisable to proceed with the purchase, sale and delivery of the Shares being delivered at such Time of Delivery as contemplated by the Registration Statement, as amended as of the date of such letter.

        (h) The Representatives shall have received from Coopers & Lybrand LLP letters dated, respectively, the day before the date hereof (or, if the Registration Statement has been declared effective prior to the execution and delivery of this Agreement, dated such effective date and the date of this Agreement) and each Time of Delivery, in form and substance satisfactory to the Representatives, to the effect set forth in Annex II hereto. In the event that the letters referred to in this Section 7(h) set forth any changes, decreases or increases in the items specified in paragraph (v) of Annex I, it shall be a further condition to the obligations of the Underwriters that (i) such letters shall be accompanied by a written explanation by the Company as to the significance thereof, unless the Representatives deem such explanation unnecessary, and (ii) such changes, decreases or increases do not, in the sole judgment of the Representatives, make it impracticable or inadvisable to proceed with the purchase, sale and delivery of the Shares being delivered at such Time of Delivery as contemplated by the Registration Statement, as amended as of the date of such letter.

        (i) Since the date of the latest audited financial statements included in the Prospectus, neither the Company nor any of its subsidiaries shall have sustained (i) any loss or interference with their respective businesses from fire, explosion, flood, hurricane or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as disclosed in or contemplated by the Prospectus, or
(ii) any change, or any development involving a prospective change (including without limitation a change in management or control of the Company), in or affecting the position (financial or otherwise), results of operations, net worth or business prospects of the Company and its subsidiaries, otherwise than as disclosed in or contemplated by the Prospectus, the effect of which, in either such case, is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the purchase, sale and delivery of the Shares being delivered at such Time of Delivery as contemplated by the Registration Statement, as amended as of the date hereof.

        (j) Subsequent to the date hereof there shall not have occurred any of the following: (i) any suspension or limitation in trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or in the Common Stock by the Commission or the Nasdaq National Market; (ii) a moratorium on commercial banking activities in New York declared by either federal or state authorities; (iii) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); or (iv) any outbreak or escalation of hostilities involving the United States, declaration by the United States of a national emergency or war or any other national or international calamity or emergency if the effect of any such event specified in this clause
(iv) in your judgment makes it impracticable or inadvisable to proceed with the purchase, sale and delivery of the Shares being delivered at such Time of Delivery as contemplated by the Registration Statement, as amended as of the date hereof.

        (k) The Company shall have furnished to the Representatives and the Selling Shareholders at such Time of Delivery certificates of officers of the Company and the Selling Shareholders shall have furnished to such parties certificates of the Selling Shareholders, satisfactory to the Representatives, as to the accuracy of the representations and warranties of the Company and such Selling Shareholders respectively herein at and as of such Time of Delivery, as to the performance by the Company and such Selling Shareholders of all of its and their respective obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as the Representatives may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (i) of this Section 7, and as to such other matters as the Representatives may reasonably request.

        (l) The Shares shall be listed on the Nasdaq National Market.

     8. INDEMNIFICATION AND CONTRIBUTION.

        (a) The Company agrees to indemnify and hold harmless each Underwriter and Selling Shareholder against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or Selling Shareholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:
(i) any untrue statement or alleged untrue statement made by the Company in
Section 1(a) of this Agreement; (ii) any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or (B) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Shares under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application"); or (iii) the omission or alleged omission to state in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or any Application a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and will reimburse each Underwriter and Selling Shareholder for any legal or other expenses reasonably incurred by such Underwriter or Selling Shareholder in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or any Application in reliance upon and in conformity with written information furnished to the Company by any Underwriter or Selling Shareholder through the Representatives expressly for use therein; PROVIDED FURTHER, HOWEVER, that the Company shall not be liable to any Underwriter in respect of any Preliminary Prospectus to the extent that (i) the Prospectus did not contain the untrue statement or alleged untrue statement or omission or alleged omission giving rise to such loss, claim, damage, liability or action, (ii) the Prospectus was not sent or given to the purchaser of the Shares in question at or prior to the time at which the written confirmation of the sale of such Shares was sent or given to such person, and (iii) the failure to deliver such Prospectus was not the result of the Company's noncompliance with its obligations under Sections 5(a)(ii) and 5(a)(vi) hereof. The Company will not, without the prior written consent of each Underwriter and Selling Shareholder, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding (or related cause of action or portion thereof) in respect of which indemnification may be sought hereunder (whether or not such Underwriter or Selling Shareholder is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of such Underwriter or Selling Shareholder from all liability arising out of such claim, action, suit or proceeding (or related cause of action or portion thereof).

        (b) Each of the Selling Shareholders, severally (and not jointly) agrees to indemnify and hold harmless the Company and each Underwriter against any losses, claims, damages or liabilities, joint or several, to which the Company or such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement made by such Selling Shareholder in Section 1(b) or 1(c) of this Agreement; or (ii) with respect to the information contained under the caption "Selling Stockholders" in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or any Application (other than the incorrect designation of the name of the Trustee of the Delta Master Trust as "Citibank N.A." rather than "Citibank F.S.B.") or which arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading with respect to such Selling Shareholder, and will reimburse the Company and each Underwriter for any legal or other expenses reasonably incurred by the Company or such Underwriter in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that no such Selling Shareholder shall be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or any Application in reliance upon and in conformity with written information furnished to the Company by the Company or any Underwriter through the Representatives expressly for use therein; PROVIDED FURTHER, HOWEVER, that no Selling Shareholder shall be liable to the Company or any Underwriter in respect of any Preliminary Prospectus to the extent that (i) the Prospectus did not contain the untrue statement or alleged untrue statement or omission or alleged omission giving rise to such loss, claim, damage, liability or action, (ii) the Prospectus was not sent or given to the purchaser of the Shares in question at or prior to the time at which the written confirmation of sale of such Shares was sent or given to such person, and (iii) the failure to deliver such Prospectus was not the result of the Company's noncompliance with its obligations under Sections 5(a)(ii) and 5(a)(vi) hereof). No Selling Shareholder will, without the prior written consent of the Company and the Representatives, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding (or related cause of action or portion thereof) in respect of which indemnification may be sought hereunder (whether or not the Company or such Underwriter is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of the Company and such Underwriter from all liability arising out of such claim, action, suit or proceeding (or related cause of action or portion thereof).

        (c) Each Underwriter, severally but not jointly, agrees to indemnify and hold harmless the Company and each Selling Shareholder against any losses, claims, damages or liabilities to which the Company or any Selling Shareholder may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, the Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company and each Selling Shareholder for any legal or other expenses reasonably incurred by the Company or such Selling Shareholder in connection with investigating or defending any such loss, claim, damage, liability or action.

        (d) Promptly after receipt by an indemnified party under subsection
(a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection or unless the indemnifying party is materially prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party); PROVIDED, HOWEVER, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and such indemnified party shall have the right to select separate counsel to defend such action on behalf of such indemnified party. After such notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this
Section 8 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence or (ii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party or (iii) the indemnifying party shall have failed to assume the defense thereof. Nothing in this Section 8(d) shall preclude an indemnified party from participating at its own expense in the defense of any such action so assumed by the indemnifying party.

        (e) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders, respectively on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Shareholders, respectively on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders, respectively on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Shareholders, respectively bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Shareholders on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection
(e) to contribute are several in proportion to their respective underwriting obligations and not joint.

        (f) The obligations of the Company and the Selling Shareholders under this Section 8 are several and not joint and shall be in addition to any liability which the Company or such Selling Shareholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and any Selling Shareholder and to each person, if any, who controls the Company or any Selling Shareholder within the meaning of the Act. Notwithstanding the foregoing, the liability of each Selling Shareholder to the Underwriters arising on account of the offering, whether such liability arises under this Agreement or otherwise, shall not exceed the amount set forth in Section 8(g) of this Agreement.

        (g) Notwithstanding anything to the contrary in this Section 8, the liability of each Selling Shareholder for indemnification and contribution under this Section 8 shall be limited to an amount equal to the net proceeds received by such Selling Shareholder from the Underwriters in the offering.

     9. DEFAULT OF UNDERWRITERS.

        (a) If any Underwriter defaults in its obligation to purchase Shares at a Time of Delivery, the Representatives may in their discretion arrange for the Representatives or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six (36) hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Shares, the Company and the Selling Shareholders shall be entitled to a further period of thirty-six (36) hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Shares on such terms. In the event that, within the respective prescribed periods, the Representatives notify the Company and the Selling Shareholders that the Representatives have so arranged for the purchase of such Shares, or the Company and the Selling Shareholders notify the Representatives that they have so arranged for the purchase of such Shares, the Representatives or the Company and the Selling Shareholders shall have the right to postpone a Time of Delivery for a period of not more than seven days in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus that in the opinion of the Representatives may thereby be made necessary. The cost of preparing, printing and filing any such amendments shall be paid for by the Underwriters. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares. The thirty-six (36) hour periods referred to in this subsection (a) shall not include the hours between (i) 5:00 p.m., Atlanta time, on any Friday through 9:00 a.m. Atlanta time, the following Monday or (ii) 5:00 p.m., Atlanta time, on the day preceding a day on which the New York Stock Exchange is closed for trading (a "holiday") through 9:00 a.m., Atlanta time, on the day following that holiday.

        (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representatives and the Company and the Selling Shareholders as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of Shares to be purchased at such Time of Delivery, then the Company and the Selling Shareholders shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made, but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     10.  TERMINATION.

        (a) This Agreement may be terminated with respect to the Firm Shares or any Optional Shares in the sole discretion of the Representatives by notice to the Company given prior to the First Time of Delivery or any Subsequent Time of Delivery, respectively, in the event that (i) any condition to the obligations of the Underwriters set forth in Section 7 hereof has not been satisfied, or (ii) the Company or the Selling Shareholders shall have failed, refused or been unable to deliver the Shares or to perform all obligations and satisfy all conditions on their respective parts to be performed or satisfied hereunder at or prior to such Time of Delivery, in either case other than by reason of a default by any of the Underwriters. If this Agreement is terminated pursuant to this Section 10(a), the Company and the Selling Shareholders, pro rata in accordance with the number of Shares proposed to be sold hereunder will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including counsel fees and disbursements) that shall have been incurred by them in connection with the proposed purchase and sale of the Shares. Neither the Company nor any Selling Shareholder shall in any event be liable to any of the Underwriters for the loss of anticipated profits from the transactions covered by this Agreement.

          (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company and the Selling Shareholders as provided in Section 9(a), the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of Shares to be purchased at such Time of Delivery, or if the Company and the Selling Shareholders shall not exercise the right described in Section 9(b) to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to a Subsequent Time of Delivery, the obligations of the Underwriters to purchase and of the Company to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, the Company or the Selling Shareholders, except for the expenses to be borne by the Company, the Selling Shareholders and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     11. SURVIVAL. The respective indemnities, agreements, representations, warranties and other statements of the Company, its officers, the Selling Shareholders and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person referred to in Section 8(e) or the Company, any Selling Shareholder or any officer or director or controlling person of the Company or any Selling Shareholder referred to in Section 8(e), and shall survive delivery of and payment for the Shares. The respective agreements, covenants, indemnities and other statements set forth in Sections 6 and 8 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

     12. NOTICES. All communications hereunder shall be in writing and, if sent to any of the Underwriters, shall be mailed, delivered or telegraphed and confirmed in writing to you in care of The Robinson-Humphrey Company, Inc., 3333 Peachtree Road, N.E., Atlanta, Georgia 30326, Attention: Corporate Finance Department (with a copy to Smith, Gambrell & Russell, LLP, 3343 Peachtree Road, Atlanta, Georgia 30326, Attention: Robert C. Schwartz); if to any Selling Shareholder shall be sufficient in all respects if delivered or sent by registered mail to counsel for such Selling Shareholder at its address set forth in Schedule II or Schedule III hereto; and if sent to the Company, shall be mailed, delivered or telegraphed and confirmed in writing to the Company at AMRESCO, Inc., 700 North Pearl Street, Suite 2400, Dallas, Texas 75201,
Attention: Robert H. Lutz, Jr., with a copy to the General Counsel of the Company.

     13. REPRESENTATIVES. The Representatives will act for the several Underwriters in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by you jointly or by The Robinson-Humphrey Company, Inc. will be binding upon all the Underwriters.

     14. BINDING EFFECT. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and the Selling Shareholders and to the extent provided in Sections 8 and 10 hereof, the officers and directors and controlling persons referred to therein and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     15. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia without giving effect to any provisions regarding conflict of laws.

     16. COUNTERPARTS. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us one of the counterparts hereof, and upon the acceptance hereof by The Robinson-Humphrey Company, Inc., on behalf of each of the Underwriters, this letter will constitute a binding agreement among the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in the Master Agreement among Underwriters, a copy of which shall be submitted to the Company for examination, upon request, but without warranty on your part as to the authority of the signers thereof.

                              Very truly yours,

                              AMRESCO, INC.

                              By:    /s/ Robert H.  Lutz, Jr.
                                     ------------------------------------
                              Name:  Robert H. Lutz, Jr.
                              Title: Chairman and Chief Executive Officer



                       [Signatures Continued on Next Page]

                         SELLING SHAREHOLDERS

                         Angela Z. Allen IRA
                         John Gregory Berylson
                         Donald W. Burton
                         Frankel, Hardwick, Tanenbaum & Fink
                         Larence Park
                         Jack M. Berdy
                         Crandall C. Bowles
                         Collins Family Partnership
                         Willard W. Geiger
                         Frances C. Hart
                         Donald R. Landgraf Trust
                         Terri A. Mallory
                         PGF&M Venture 89
                         SQ Concepts
                         Brooks Schoen
                         Charles C. Schoen, III
                         G. Bickley Stevens, II
                         Wallace P. Whitley
                         Stanley C. Weiss
                         Citibank F.S.B. as Trustee of the Delta
                           Master Trust
                         National Life Insurance Company
                         BellSouth Master Pension Trust
                         Landmark Equity Partners III, L.P.
                         Ontario Municipal Employees Retirement
                           Board
                         Palmer & Cay/Carswell, Inc.
                         Richard L. Cravey
                         William L. Davies
                         William S. Green
                         Bart A. McLean
                         Edwin A. Whalen, Jr.
                         LeSelect WSG/DGG Interests L.P.



                         By:  /s/ Richard L.  Cravey
                              ---------------------------------------------
                              Richard L. Cravey, Attorney-in-Fact acting on behalf of each of the Selling Shareholders named in Schedule II and Schedule III to this Agreement



                       [Signatures Continued on Next Page]

The foregoing Agreement is hereby confirmed and accepted as of the date first written above at Atlanta, Georgia.

THE ROBINSON-HUMPHREY COMPANY, INC.

PIPER JAFFRAY INC.

RAYMOND JAMES & ASSOCIATES, INC.

MONTGOMERY SECURITIES

J.C. BRADFORD & CO.

MORGAN KEEGAN & COMPANY, INC.

BY:  THE ROBINSON-HUMPHREY COMPANY, INC.


By:  /s/ Gerard J.  O'Meara, Jr.
   ------------------------------------
   (Authorized Representative)
   On behalf of each of the Underwriters

                                   SCHEDULE I

                                                              Number of
                                                               Optional
                                                Total        Shares to be
                                            Number of Firm   Purchased if
                                             Shares to be   Maximum Option
          Underwriter                         Purchased        Exercised
          -----------                       --------------  --------------
The Robinson-Humphrey Company, Inc.. . .      1,100,000         165,000
Piper Jaffray Inc. . . . . . . . . . . .      1,100,000         165,000
Raymond James & Associates, Inc. . . . .      1,100,000         165,000
Montgomery Securities. . . . . . . . . .      1,100,000         165,000
J.C. Bradford & Co.. . . . . . . . . . .      1,100,000         165,000
Morgan Keegan & Company, Inc.. . . . . .      1,100,000         165,000
Alex. Brown & Sons Incorporated. . . . .        232,000          34,800
Prudential Securities Incorporated . . .        232,000          34,800
Cleary, Gull, Reiland & McDevitt Inc.. .        232,000          34,800
First Southwest Company. . . . . . . . .        232,000          34,800
Southwest Securities, Inc. . . . . . . .        232,000          34,800
                                             ---------        ---------
          Total                              7,760,000        1,164,000
                                             ---------        ---------
                                             ---------        ---------

                                   SCHEDULE II


                                                                  Total
                                                              Number of Firm
                                                               Shares to be
Individual Selling Shareholders(l)                               Purchased
----------------------------------                            --------------
Angela Z. Allen IRA. . . . . . . . . . . . . . . . . .            3,469
John Gregory Berylson. . . . . . . . . . . . . . . . .            3,468
Donald W. Burton . . . . . . . . . . . . . . . . . . .            1,155
SQ Concepts. . . . . . . . . . . . . . . . . . . . . .            4,624
Larence Park . . . . . . . . . . . . . . . . . . . . .            6,937
Jack M. Berdy. . . . . . . . . . . . . . . . . . . . .           13,873
Crandall C. Bowles . . . . . . . . . . . . . . . . . .            9,248
Collins Family Partnership . . . . . . . . . . . . . .            6,936
Willard W. Geiger. . . . . . . . . . . . . . . . . . .            6,937
Frances C. Hart. . . . . . . . . . . . . . . . . . . .            9,248
Donald R. Landgraf Trust . . . . . . . . . . . . . . .            3,468
Terri A. Mallory . . . . . . . . . . . . . . . . . . .            5,781
Brooks Schoen. . . . . . . . . . . . . . . . . . . . .            2,311
Charles C. Schoen, III . . . . . . . . . . . . . . . .            3,468
G. Bickley Stevens, II . . . . . . . . . . . . . . . .              578
Wallace P. Whitley . . . . . . . . . . . . . . . . . .           11,562
Stanley C. Weiss, Trustee of the
 Stanley C. Weiss Trust. . . . . . . . . . . . . . . .            1,155
Richard L. Cravey. . . . . . . . . . . . . . . . . . .          266,080
William A. Davies. . . . . . . . . . . . . . . . . . .            9,251
William S. Green . . . . . . . . . . . . . . . . . . .          235,253
Bart A. McLean . . . . . . . . . . . . . . . . . . . .            4,626
Edwin A. Wahlen, Jr. . . . . . . . . . . . . . . . . .          266,080
LeSelect WSG/DGG Interests, L.P. . . . . . . . . . . .           30,828
                                                                -------
               Total . . . . . . . . . . . . . . . . .          906,336
                                                                -------
                                                                -------

_________________________

(1) Each of the Individual Selling Shareholders has executed and delivered a Power of Attorney appointing William A. Davies and Richard L. Cravey, such Selling Shareholder's Attorneys-in-Fact and is represented by Alston & Bird, One Atlantic Center, 1201 West Peachtree Street, Atlanta, Georgia 30309-3424, Attention: Sidney J. Nurkin, Esq.

                                  SCHEDULE III


                                                                 Total
                                                             Number of Firm
                                                               Shares to
Corporate Selling Shareholders(l)                              Purchased
---------------------------------                            --------------
PGF&M Venture 89(2). . . . . . . . . . . . . . . . . .            4,626
Citibank F.S.B. as Trustee of the Delta
  Master Trust(3). . . . . . . . . . . . . . . . . . .          462,422
National Life Insurance Company(4) . . . . . . . . . .           92,485
BellSouth Master Pension Trust(5). . . . . . . . . . .        3,069,465
Landmark Equity Partners III, L.P.(6). . . . . . . . .          924,846
Ontario Municipal Employees Retirement Board(7). . . .          462,422
Palmer & Cay/Carswell, Inc.(8) . . . . . . . . . . . .            2,313
Frankel, Hardwick, Tanenbaum & Fink. . . . . . . . . .            6,937
                                                              ---------
               Total . . . . . . . . . . . . . . . . .        5,025,516
                                                              ---------
                                                              ---------
_________________________

(1) Each of the Corporate Selling Shareholders has executed and delivered a Power of Attorney appointing William A. Davies and Richard L. Cravey, such Corporate Selling Shareholder's Attorneys-in-Fact.

(2) Represented by Powell, Goldstein, Frazer & Murphy, 191 Peachtree St., Atlanta, Georgia 30303, Attention: Gabriel Dumitrescu.

(3) Represented by Delta Air Lines, Inc. Legal Department, Hartsfield International Airport, Atlanta, Georgia 30320-6001, Attention:
     Deborah D. Brown.

(4) Represented by National Life Insurance Legal Department, National Life Drive, Montpelier, Vermont 05604, Attention: D. Russell Morgan.

(5) Represented by BellSouth Corporation Legal Department, c/o Thomas L. Harvey, 1155 Peachtree Street, Room 14E05, Atlanta, Georgia 30309-3610, Attention: Susan Boltacz.

(6) Represented by Testa, Hurwitz & Thibeault, LLP, 125 High Street, Boston, Massachusetts 02110, Attention: David W. Tegeler.

(7) Represented by Osler, Hoskin & Harcourt, 1 First Canadian Place, Toronto, Ontario, Canada M5X 1B8, Attention: Steven W. Smith.

(8) Represented by Palmer & Cay/Carswell, Inc. Legal Department, 25 Bull St., Savannah, Georgia 31401, Attention: David M. Hofele.

                                                                        ANNEX I

     Pursuant to Section 7(g) of the Underwriting Agreement, Deloitte & Touche, L.L.P. shall furnish letters to the Underwriters to the effect that:

        (i) they are independent public accountants with respect to the Company and its consolidated subsidiaries within the meaning the Act and the respective applicable published rules and regulations thereunder;

        (ii) in their opinion, the consolidated financial statements and schedules audited by them and included in and incorporated by reference in the Prospectus and the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder;

        (iii) the financial statements of the Company as of and for the six month period ended June 30, 1996 were reviewed by them in accordance with the standards established by the American Institute of Certified Public Accountants and based upon their review they are not aware of any material modifications that should be made to such financial statements for them to be in conformity with generally accepted accounting principles, and such financial statements comply as to form in all material respects with the applicable accounting requirements of the Act and the applicable rules and regulations thereunder;

        (iv) On the basis of limited procedures, not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included and incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

           (A) the unaudited consolidated condensed financial statements of the Company and its consolidated subsidiaries included and incorporated by reference in the Registration Statement and the Prospectus do not comply in form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the respective related published rules and regulations thereunder or are not in conformity with generally accepted principles applied on the basis substantially consistent with that of the audited consolidated financial statements included in the Registration Statement and the Prospectus;

           (B) as of a specified date not more than 5 days prior to the date of such letter, there were any changes in the capital stock (other than the issuance of capital stock upon exercise of options which were outstanding on the date of the latest balance sheet included in the Prospectus) or any increase in inventories or the long-term debt or short-term debt of the Company and its subsidiaries, or any decreases in net current assets or net assets or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

           (C) for the period from the date of the latest financial statements included in the Prospectus to the specified date referred to in Clause
        (B) there were any decreases in revenues or operating income or the total or per share amounts of net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur which are described in such letter; and

        (v) In addition to the audit referred to in their report(s) included in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraph (iv) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company and its subsidiaries, included in the Registration Statement and the Prospectus, or which appear in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

        (vi) on the basis of a reading of the unaudited pro forma combined condensed financial statements included in the Registration Statement and the Prospectus, carrying out certain specified procedures that would not necessarily reveal matters of significance with respect to the comments set forth in this paragraph (vi), inquiries of certain officials of the Company and its consolidated subsidiaries who have responsibility for financial and accounting matters and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the unaudited pro forma consolidated condensed financial statements, nothing came to their attention that caused them to believe that the unaudited pro forma consolidated condensed financial statements do not comply as to form in all material respects with the applicable accounting requirements of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

     References to the Registration Statement and the Prospectus in this Annex I shall include any amendment or supplement thereto at the date of such letter.

                                                                       ANNEX II

     Pursuant to Section 7(h) of the Underwriting Agreement, Coopers & Lybrand LLP shall furnish letters to the Underwriters to the effect that:

        (i) they are independent public accountants with respect to Quality Mortgage USA, Inc. ("Quality") and subsidiaries within the meaning the Act and the respective applicable published rules and regulations thereunder;

        (ii) in their opinion, the consolidated financial statements audited by them and included in the Prospectus and the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder;

        (iii) the financial statements of Quality as of and for the nine month period ended June 30, 1996 were reviewed by them in accordance with the standards established by the American Institute of Certified Public Accountants and based upon their review they are not aware of any material modifications that should be made to such financial statements for them to be in conformity with generally accepted accounting principles, and such financial statements comply as to form in all material respects with the applicable accounting requirements of the Act and the applicable rules and regulations thereunder;

        (iv) On the basis of limited procedures, not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of Quality and its subsidiaries, inspection of the minute books of Quality and its subsidiaries since the date of the latest audited financial statements included in the Prospectus, inquiries of officials of Quality and its subsidiaries responsible for financial accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

           (A) the unaudited consolidated condensed financial statements of Quality and its consolidated subsidiaries included in the Registration Statement and the Prospectus do not comply in form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the respective related published rules and regulations thereunder or are not in conformity with generally accepted principles applied on the basis substantially consistent with that of the audited consolidated financial statements included in the Registration Statement and the Prospectus;

           (B) as of a specified date not more than 5 days prior to the date of such letter, there were any changes in the capital stock (other than the issuance of capital stock upon exercise of options which were outstanding on the date of the latest balance sheet included in the Prospectus) or any increase in inventories or the long-term debt or short-term debt of Quality and its subsidiaries, or any decreases in net current assets or net assets or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

           (C) for the period from the date of the latest financial statements included in the Prospectus to the specified date referred to in Clause
        (B) there were any decreases in revenues or operating income or the total or per share amounts of net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur which are described in such letter; and

        (v) In addition to the audit referred to in their report(s) included in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraph (iv) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of Quality and its subsidiaries, included in the Registration Statement and the Prospectus, or which appear in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of Quality and its subsidiaries and have found them to be in agreement.


     References to the Registration Statement and the Prospectus in this Annex II shall include any amendment or supplement thereto at the date of such letter.


                                     -2-